Exhibit 99.2

October 22, 2020 3 r d Quarter Supplemental Information

Current State ▪ More than 80% of non - branch personnel are continuing to telework. ▪ Branch lobbies are open to clients by appointment; a wider range of transactions are being processed through drive - thru facilities. ▪ Continue to closely follow CDC guidelines and comprehensive health and safety protocols. Return - to - Work Strategy ▪ Entered Phase 1 of the company’s Return - to - Work Strategy in July, which allows for no more than 25% of the workforce at any given location. ▪ Future phases will scale up and could take more than a year to fully implement. Given the fluid nature of the pandemic, management is prepared to scale back at any time if needed. Protecting Our Employees, Clients and Community: COVID - 19 Response 2

3 Helping Our Clients: Loan Accommodations • Accommodation data as of October 12, 2020 • Total a ccommodations granted exceed $2 billion • Second payment accommodations total $465 million • A ccommodations are P&I payment deferral or interest only; most were for three months ($ in millions) Balance Loans with % of Portfolio Outstanding (1) Payment with Payment Loan Type at 9/30/2020 Accommodation Accommodation Commercial & Industrial $1,167 $37 3% Acquisition, Development & Construction $999 $18 2% Owner Occupied Real Estate $1,652 $68 4% Investment Real Estate $3,588 $329 9% Total Commercial Loans $7,406 $452 6% Mortgage Permanent $1,138 $41 4% Mortgage Construction $171 $3 2% Total Mortgage Loans $1,309 $44 3% Total Consumer Loans $517 $6 1% Total Loans $9,233 $502 5% (1) Amounts exclude PPP loans

▪ PPP loans as of September 30, 2020 ▪ 306 loans for over $96 million to non - profit organizations ▪ Supported over 112,000 jobs ▪ 23% located in low - to - moderate income neighborhoods ▪ Online forgiveness process expected to rollout in late October/early November 4 Helping Our Clients: Paycheck Protection Program (PPP)

Specific Industry Summary as of September 30, 2020 5 (1) Amounts exclude PPP loans (2) Payment Accommodations as of October 12, 2020 ($ in millions) Balance Loans with % of Portfolio % 30+ Days Total Outstanding Payment with Payment Delinquent Criticized % of Portfolio PPP Industry Commitments (1) at 9/30/2020 Accommodation (2) Accommodation & NPL Balances Criticized Loans Hotels $424 $405 $181 45% 0.67% $30 7% $8 Restaurants $164 $155 $10 6% 3.11% $9 6% $74 CRE Investment- Office $752 $704 $17 2% 0.71% $9 1% $0 CRE Investment- Retail $1,135 $1,085 $81 7% 1.00% $15 1% $0 CRE Investment- Multifamily $579 $477 $37 8% 0.84% $0 0% $4

▪ Proactively engage clients and perform relationship reviews on an ongoing basis ▪ D aily and monthly portfolio monitoring of COVID - related impacts, including: ▪ L ine utilization rates by industry ▪ P ayment accommodations ▪ Delinquency trends ▪ Risk rating migration ▪ Monitor B eacon score migration of mortgage and consumer portfolio ▪ Perform CRE stress testing on Hotels, Retail, Office and Multifamily 6 Ongoing Portfolio Monitoring

7 • Q3 increase in ACL impacted by further deterioration of economic projections as well as the impact of updated qualitative factors specifically related to risk rating migrations and industry concentrations . Allowance for Credit Losses (“ACL”): Drivers of Change in 2020 (in millions)

CECL – Q3 Methodology Assumptions CECL Methodology Key Assumptions Macroeconomic Forecast Reasonable and supportable forecast period COVID-19 Qualitative adjustment - Used Moody's September baseline forecast for the local market MSA (released on September 19). Baseline economic projections further deteriorated during the current quarter accross all economic variables used in the CECL calculation, although not as significantly as observed during the previous quarters. - Moody's baseline projections contemplate a peak unemployment rate in 1Q21 of 6.3% followed by a steady recovery in 2H21 and throughout 2022, with an unemployment rate reaching approximately 4.5% at the end of 2022. - Reasonable and supportable forecast period represents a two year economic outlook. Key macroeconomic variables - Unemployment rate - Business Bankruptcies - Case-Schiller Home Price Index - Q3 calculation did not incorporate any qualitative adjustments related to government relief stimulus or payment accomodations on expected losses. 8

Allocation of Allowance by Product Type • Adjusting for PPP loans, the allowance for credit losses as a % of total loans outstanding would increase to 1.84% and to 4.91% for the Commercial Business segment. (in $ thousands) Allowance for credit losses Amount % of Loans Outstanding Amount % of Loans Outstanding Amount % of Loans Outstanding Amount % of Loans Outstanding Investor real estate 18,407$ 0.85% 16,396$ 0.76% 46,941$ 1.31% 55,236$ 1.54% Owner-occupied real estate 6,884 0.53% 7,271 0.56% 18,680 1.17% 19,653 1.19% Commercial AD&C 7,590 1.11% 10,166 1.49% 19,018 1.91% 18,791 1.89% Commercial business 11,395 1.42% 15,932 1.99% 58,635 2.64% 57,159 2.57% Total commercial 44,276$ 0.90% 49,765$ 1.01% 143,274$ 1.70% 150,839$ 1.78% Residential mortgage 8,803 0.77% 8,415 0.73% 12,474 1.03% 11,911 1.01% Residential construction 967 0.66% 694 0.47% 1,371 0.81% 1,464 0.84% Consumer 2,086 0.45% 3,005 0.64% 6,361 1.14% 6,100 1.17% Total residential and consumer 11,856$ 0.67% 12,114$ 0.69% 20,206$ 1.04% 19,475$ 1.04% Allowance for credit losses 56,132$ 0.84% 61,879$ 0.92% 163,480$ 1.58% 170,314$ 1.65% September 30, 2020 CECL June 30, 2020 CECL 4Q19 Probable Incurred Losses January 1, 2020 CECL Adoption 9

Capital Position • Tangible common equity to tangible assets ratio adjusted for PPP loans would have been 8.9% as of September 30, 2020 . • The impact of our election to apply the CECL transition provision to our regulatory capital at September 30, 2020 was an increase in Tier 1 capital of $23.5 million and an increase in the CET1 ratio of 24 bps. • All regulatory ratios continue to be in excess of “well - capitalized” requirements. CAPITAL POSITION in $ millions 3Q20 2Q20 1Q20 4Q19 3Q19 Total Sandy Spring Bancorp shareholder's equity 1,424.7$ 1,390.1$ 1,116.3$ 1,133.0$ 1,140.0$ Common equity tier 1 capital ratio 10.4% 10.2% 10.2% 11.1% 11.4% Tier 1 capital ratio 10.4% 10.2% 10.2% 11.2% 11.5% Total risk-based capital ratio 14.0% 13.8% 14.1% 14.9% 12.7% Leverage ratio 8.7% 8.3% 8.8% 9.7% 10.0% Tangible common equity to tangible assets 8.2% 7.5% 8.4% 9.5% 9.7% 10

Forward Looking Statements Sandy Spring Bancorp’s forward - looking statements are subject to the following principal risks and uncertainties: risks, uncertainties and other factors relating to the COVID - 19 pandemic, including the length of time that the pandemic continues, the imposition or re - imposition of stay - at - home orders and restrictions on business activities or travel; the effect of the pandemic on the general economy and on the businesses of our borrowers and their ability to make payments on their obligations; the remedial actions and stimulus measures adopted by federal, state and local governments; the inability of employees to work due to illness, quarantine, or government mandates; general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non - financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; the possibility that any of the anticipated benefits of acquisitions will not be realized or will not be realized within the expected time period; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10 - K for the year ended December 31, 2019, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward - looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov . 11